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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 1996


                             UNITED NATIONAL BANCORP
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)

         000-16931                         22-2894827
------------------------        ---------------------------------
(Commission File Number)        (IRS Employer Identification No.)

     1130 Route 22 East, Bridgewater, New Jersey  08807-0010
            (Address of principal executive offices)

                         (908) 429-2200
      (Registrant's telephone number, including area code)


  =============================================================

Item 5.  Other Events.

         On February 28, 1997, United National Bancorp ("United") announced that it had completed its acquisition of Farrington Bank ("Farrington"), a single office bank headquartered in North Brunswick, New Jersey. Pursuant to the terms of an Agreement and Plan of Merger, dated as of November 12, 1996, among United, United National Bank ("UNB") and Farrington, United issued .7647 shares of
United common Stock , $2.50 par value, for each of the outstanding shares of Farrington. In the transaction, which will be accounted for as a pooling of interests, Farrington was merged with and into UNB. As of February 28, 1997, Farrington had 698,563 shares of its common stock outstanding and had outstanding options for 26,888 shares of its common stock. As of December 31, 1996, Farrington has approximately $65.3 million in assets, $55.3 million in deposits, $31.8 million in loans and $8.9 million in shareholders' equity.

         On January 22, 1997, United reported consolidated net income for the fourth quarter of $3,143,000, an increase of 66% from the $1,898,000 earned in the fourth quarter of 1995. Earnings per share for the fourth quarter of 1996 were $0.82, compared to $0.50 for the same period in 1995. For the full year, United reported a 37% increase in net income for 1996. For the year, consolidated net income was $11,460,000, or $3.01 per share, as compared to the $8,374,000, or $2.19 per share reported in 1995. The 1995 net income included one-time charges of $2,089,000, or $0.55 per share, related to the acquisition of New Era Bank and the formation of United Financial Services, a third-party data processor.

          At December 31, 1996, total assets were $1,037,549,000, deposits were $881,274,000, loans were $589,254,000.

          United  National  Bank  also  released  certain  unaudited   financial
statement information which is shown below. The financial statement information set forth below does not reflect United's acquisition of Farrington.

         A copy of the text of United's press release reporting its fourth quarter earnings is being filed as an exhibit to this Current Report.

          United National Bank is a registered bank holding company whose principal subsidiary, United National Bank, operates 19 branches in New Jersey throughout Hunterdon, Middlesex, Somerset, Union and Warren counties.



United National Bancorp
Consolidated Balance Sheets
(In Thousands, Except Share Data)

                                                                                     December 31,
                                                                           ----------------------------------
                                                                               1996              1995
                                                                           ----------------------------------
                                                                                 (Dollars In Thousands)
      ASSETS
  Cash and Due from Banks ...............................................   $     51,250        $    45,572
  Federal funds sold.....................................................              -              7,000
  Securities Available for Sale, at Market Value.........................        288,732            334,156
  Securities Held to Maturity............................................         61,416             24,838
  Trading Account Securities, at Market Value............................            512                417

  Loans (Net of Unearned Income).........................................        589,254            551,222
  Less:  Allowance for Possible Loan Losses..............................          6,852              7,412
                                                                            -------------       -----------
                                                                                 582,402            543,810

  Premises and Equipment, Net ...........................................         21,601             22,730
  Investment in Joint Venture............................................          3,151              3,151
  Other Real Estate......................................................          1,722              2,747
  Accrued Income Receivable..............................................          6,293              6,502
  Other Assets...........................................................         20,470             19,622
                                                                            ------------        -----------

    TOTAL ASSETS.........................................................   $  1,037,549        $ 1,010,545
                                                                            =============       ===========



LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
  Demand Deposits........................................................   $    148,591        $   153,095
  Savings Deposits.......................................................        360,697            369,561
  Time Deposits..........................................................        371,986            331,972
                                                                            -------------       --------------
    Total deposits.......................................................        881,274            854,628

   Short-Term Borrowings.................................................         46,328             53,347
   Obligation under Capital Lease........................................          9,693              9,680
   Other Liabilities.....................................................         12,165             11,491
                                                                            -------------       --------------
    TOTAL LIABILITIES....................................................        949,460            929,146
                                                                            -------------       --------------

STOCKHOLDERS' EQUITY
  Common stock ($2.50 Par Value Per Share)...............................          9,642              9,085
  Additional Paid-In Capital.............................................         59,556             52,411
  Retained Earnings......................................................         19,422             19,563
  Treasury Stock.........................................................         (1,337)            (1,578)
  Restricted Stock.......................................................           (176)              (317)
  Net Unrealized Gain on Securities Available for Sale, Net of Tax.......            982              2,235
                                                                            -------------       --------------
    TOTAL STOCKHOLDERS' EQUITY...........................................         88,089             81,399
                                                                            -------------       --------------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.........................   $  1,037,549        $ 1,010,545
                                                                            =============       ==============



UNITED NATIONAL BANCORP
Consolidated Statements of Income
(In Thousands, Except Per Share Data)

                                 Three Months Ended December 31,        Twelve Months Ended December 31,
                             -------------------------------------      --------------------------------
                                     1996           1995                     1996                1995
                                     ----           ----                     ----                ----

INTEREST INCOME:
Interest and Fees on Loans       $ 12,898         $ 12,146               $  49,673         $   46,890
Interest and Dividends on
 Securities Available
 for Sale:
    Taxable                         4,030            4,297                  17,820             15,488
    Tax-Exempt                        544              390                   2,202              1,259
Interest on Securities
 Held to Maturity:
    Taxable                           930            1,399                   2,902              6,491
    Tax-Exempt                        159              156                     436                952
Dividends on Trading
 Account Securities                     3                4                      13                 14
Interest  on Federal
Funds Sold and
  Deposits with Federal
  Home Loan Bank                      168               52                     216                900
                                 --------         --------               ---------         ----------

TOTAL INTEREST INCOME              18,732           18,444                  73,262             71,994
                                 --------         --------               ---------         ----------

INTEREST EXPENSE
Interest on Savings Deposits        1,701            2,170                   6,813              8,882
Interest on Time Deposits           4,871            4,775                  18,460             17,996
Interest on Short-Term
  Borrowings                          649              666                   2,653              1,631
Interest on Obligation under
  Capital Lease                       232              232                     929                619
                                  -------          -------               ---------         ----------
TOTAL INTEREST EXPENSE              7,453            7,843                  28,855             29,128
                                  -------          -------               ---------         ----------

Net Interest Income                11,279           10,601                  44,407             42,866
Provision for Possible
  Loan Losses                         650                -                   2,275                450
                                  -------          -------               ---------         ----------
Net Interest  Income
After Provision for
  Possible Loan Losses             10,629           10,601                  42,132             42,416
                                  -------          -------               ---------         ----------

NON-INTEREST INCOME
Trust Income                        1,021              962                   4,336              4,222
Service  Charges  on
  Deposit Accounts                  1,112              870                   3,885              3,443
Other Service Charges,
  Commissions and Fees                728              667                   3,733              2,145
Net Gains from Securities
  Transactions                        369              313                     792              1,135
Other Income                          184              348                   1,213              1,384
                                  -------          -------               ---------         ----------
TOTAL NON-INTEREST INCOME           3,414            3,160                  13,959             12,329
                                  -------          -------               ---------         ----------

NON-INTEREST EXPENSE
Salaries and Employee Beneifts      4,570            4,917                  19,223             20,817
Occupancy Expense, Net                751              819                   3,126              2,868
 Furniture and Equipment Expense      627              718                   2,697              3,478
Other Expenses                      3,494            4,599                  13,814             15,585
                                 --------         --------               ---------         ----------
TOTAL NON-INTEREST EXPENSE          9,442           11,053                  38,860             42,748
                                 --------         --------               ---------         ----------

Income Before Provision for
  Income Taxes                      4,601            2,708                  17,231             11,997
Provision for Income Taxes          1,458              810                   5,771              3,623
                                 --------         --------               ---------         ----------
NET INCOME                       $  3,143         $  1,898               $  11,460         $    8,374
                                 ========         ========               =========         ==========
NET INCOME PER
    COMMON SHARE                 $   0.82         $   0.50               $    3.01         $     2.19
                                 ========         ========               =========         ==========

Weighted Average
Shares Outstanding                  3,811            3,800                   3,808              3,816


United National Bancorp
Consolidated Financial Highlights
December 31, 1996
(In Thousands, Except Share Data)
                                                      Three Months Ended                       Twelve Months Ended
                                                         December 31,                             December 31,
                                            --------------------------------------     ----------------------------------
                                                   1996               1995                    1996            1995
                                            --------------------------------------     ----------------------------------
RESULTS OF OPERATIONS:
Net Income                                       $    3,143          $     1,898            $   11,460       $     8,374
Income Before Merger/Restructuring Charges            3,143                2,840                11,460            10,463
Income  Before   Merger/Restructuring   SAIF          3,143                2,840                11,767            10,463
Charges
     Income Per Common Share (1):
Net Income                                       $     0.82          $      0.50            $    3.01        $      2.19
Income Before Merger/Restructuring Charges             0.82                 0.75                 3.01               2.74
Income   Before    Merger/Restructuring/SAIF           0.82                 0.75                 3.09               2.74
Charges
Return on Average Assets                               1.22%                0.75%                1.14%              0.86%
Return  on  Average   Common   Stockholders'          14.55%                9.39%               13.61%             11.15%
Equity
Net  Interest  Margin  (Taxable   Equivalent           5.00%                4.79%                4.99%              4.95%
Basis)
Net  Interest  Income  (Taxable   Equivalent     $   11,653          $    10,894            $  45,815        $    44,063
Basis)
Non-Interest Income                                   3,414                3,160               13,959             12,329
Non-Interest Expense                                  9,442               11,053               38,860             42,748
Provision for Possible Loan Losses                      650                   --                2,275                450
Efficiency Ratio                                      60.95%               65.15%               61.47%             66.69%
Dividends Declared per Common Share (1)          $     0.27          $      0.25            $    1.03        $     0.97

FINANCIAL CONDITION:
AVERAGE:
Securities, net                                  $  344,704          $   374,163            $ 355,423        $     359,610
Total Loans                                         574,198              533,025              559,100              510,593
Earning Assets                                      932,932              910,588              918,578              890,250
Total Assets                                      1,024,211            1,001,351            1,009,034              927,873
Deposits                                            869,139              855,770              854,429              852,164
Total Stockholders' Equity                           85,911               80,171               84,199               75,124

PERIOD END:
Securities, net                                  $  350,660          $   359,411
Total Loans                                         589,254              551,222
Allowance for Possible Loan Losses                    6,852                7,412
Total Assets                                      1,037,549            1,010,545
Deposits                                            881,274              854,628
Total Stockholders' Equity                           88,089               81,399
Book Value Per Share (1)                              23.10                21.42
Common Shares Outstanding (1)                     3,812,682            3,799,982

ASSET QUALITY:
Impaired Loans                                   $    7,660          $     6,113
Renegotiated Loans                                       67                   84
Loans Past Due 90 Days but Still Accruing             1,494                1,268
Assets Acquired in Foreclosure                        1,900                2,970
                                                 ----------          -----------
   Total Non-Performing Assets                   $   11,121          $    10,435
                                                 ----------          -----------
Net Charge-Offs (Recoveries)                     $    1,262          $       517            $   2,835        $     2,635
Foreclosed Property Expense                              37                   86                  304                413
Allowance for Loan Losses to Total Loans               1.16%                1.34%
Allowance for Loan Losses to  Non-Performing          74.31%               99.29%
Loans
Non-Performing Assets to Total Loans and
   Assets Acquired in Foreclosure                      1.88%                1.88%

CAPITAL ADEQUACY:
Tier I Leverage Ratio                                  7.56%                6.81%
Tier I Capital to Risk-Weighted Assets                11.00%               10.33%
Tier I & Tier II  Capital  to  Risk-Weighted          11.99%               11.47%
Assets

(1)  Adjusted for subsequent stock dividends




Item 7.   Exhibits.



     99(a)     Press Release dated January 22, 1997

     99(b)     Press Release dated February 28, 1997




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   UNITED NATIONAL BANCORP

Dated: March ___, 1997            By:
                                       -------------------------
                                       Thomas C. Gregor
                                       Chairman, President and
                                          Chief Executive Officer

                                INDEX TO EXHIBITS


Exhibit No.    Description
- -----------    -----------

   99(a)       Press Release dated January 22, 1997

   99(b)       Press Release dated February 28, 1997


 .........